Exhibit 99.1

PRESS RELEASE

Valvoline Announces Agreement for Sale of Global Products Business for $2.65 Billion in Cash

Reports Preliminary Financial Results for Fiscal Third Quarter 2022

•

Transaction will successfully complete separation of Global Products and Retail Services businesses transforming Valvoline into a pure-play automotive service provider with targeted 20%+ earnings per share (EPS) growth

•	Valvoline to capitalize on highly compelling growth opportunities, while accelerating Retail Services evolution as hybrid and electric vehicle (EV) population grows

•	Valvoline expects to use estimated $2.25 billion in net cash proceeds from Global Products sale to accelerate return of capital to shareholders, reduce debt and invest in Retail Services business

•	Preliminary revenue for fiscal Q3 2022 of $957 million, reported diluted EPS of $0.55 and adjusted EPS of $0.58

•	Valvoline to host conference call at 9 am ET today

LEXINGTON, Ky., August 1, 2022 – Valvoline Inc. (NYSE: VVV), a global leader in vehicle care powering the future of mobility through innovative services and products, today announced that it has reached a definitive agreement with Aramco for the sale of Valvoline’s Global Products business for $2.65 billion in cash.

“The sale of Global Products will represent the successful outcome of our strategy to unlock the full, long-term value of our strong but differentiated Retail Services and Global Products businesses,” said Sam Mitchell, Valvoline CEO. “We have built two leading businesses that are well-positioned for continued success as they pursue their individual strategic priorities.

“After closing, we will focus on our market leading Retail Services business, including further enhancing our growth trajectory and world-class service model. Retail Services will benefit from a strong balance sheet and a clear strategy for value creation, including extending our world-class preventive auto maintenance service model to EV owners, OEMs and fleets as the car parc evolves.

“We are pleased that our Global Products team will have a strategic new home with Aramco to further invest and grow the business while developing the brand into a global lubricants leader. The partnership between the world’s leading energy producer and one of the world’s most trusted global lubricant brands creates a powerful combination that delivers meaningful benefits to employees, customers — including the Retail Services business — suppliers and investors.”

“Valvoline’s Global Products business fits perfectly with Aramco’s growth strategy for lubricants as it will leverage our global base oils production, contribute to our R&D capabilities and strengthen our existing relationships with OEMs. Valvoline’s brand strength and global recognition will continue to be developed and extended under Aramco’s stewardship. We are also very excited to have the outstanding people of Valvoline’s Global Products join the Aramco family as we continue to execute on our ambitious strategy,” said Mohammed Y. Qahtani, Senior Vice President of Downstream at Aramco.

Upon completion of the sale, Valvoline expects to use the majority of the anticipated net after-tax cash proceeds of approximately $2.25 billion to accelerate the return of capital to shareholders through share repurchases, with the remaining portion used for debt reduction and to invest in attractive growth opportunities in the Retail Services business.

Following the closing of the transaction, Valvoline will own the Valvoline brand for all retail services purposes globally, excluding China and certain countries in the Middle East and North Africa, while Aramco will own the Valvoline brand for all products uses globally. Valvoline and Aramco will expand their existing partnership to ensure that Valvoline’s iconic brand is managed in a consistent and holistic manner. In addition, Valvoline will procure motor oil and related products from the Global Products business through a long-term supply agreement.

Completion of the transaction is subject to customary closing conditions and regulatory approvals. The transaction is targeted to close in late calendar year 2022 or early 2023.

Compelling Opportunities for Standalone Retail Services Company

The transaction will have compelling benefits for Valvoline, including:

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Driving Retail Growth: The separation will allow Valvoline to focus on capturing the compelling growth of Retail Services building on 15 consecutive years of same-store sales growth, by continued investments in expansion of its retail footprint, with an increased emphasis on franchisee growth, and its already superior in-store customer experience.

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Accelerating Retail Services’ Evolution: Retail Services is well-positioned to capture opportunities from an evolving car parc by extending its world-class preventive auto maintenance service model to EV owners, OEMs and fleets, allowing Valvoline to leverage the strong momentum Retail Services has established long into the future.

•

Optimizing Capital Structure and Capital Allocation Policies: The Company will have increased capital allocation flexibility and a targeted capital structure better aligned with Retail Services’ distinct value creation propositions. The business will benefit from a strong balance sheet to support Valvoline’s growth profile while returning capital to shareholders.

•

Enhancing Corporate Governance and Focus: Operating Retail Services as an independent company will allow the management team to focus on unlocking the full potential of the business with the support of its Board of Directors, who bring significant automotive experience and a strong track record in retail services. Valvoline, operating solely as a retail services business, will be led by Sam Mitchell, CEO, and Lori Flees, President.

Based on currently available information, the Company expects Retail Services sales of approximately $1.5 billion in fiscal 2022, an increase of more than 20% from fiscal 2021.

Preliminary Financial Results for Q3 2022

Valvoline also reported the following preliminary financial results for the fiscal third quarter ending June 30, 2022:

•	Preliminary reported net income of $99 million and diluted EPS of $0.55

•	Preliminary adjusted EPS of $0.58 and adjusted EBITDA of $180 million

•	Preliminary revenue of $957 million

•	Preliminary Retail Services sales growth of 16% and system-wide same store sales (SSS) growth of 9.9% and an ending net system-wide store count of 1,690

•	Preliminary Global Products sales growth of 24% and volume growth of 9%

The Company intends to report full financial results for the fiscal third quarter on August 3, 2022 and host an earnings conference call at 9 am ET on August 4, 2022.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor and Cravath, Swaine & Moore LLP is serving as legal advisor to Valvoline.

Conference Call and Webcast

Valvoline will hold a conference call today at 9 am ET to discuss the transaction. The conference call and supporting materials will be available via live webcast accessible on Valvoline’s investor relations website at http://investors.valvoline.com. The conference may also be accessed via telephone at +1-844-200-6205, access code 236121. Following the live event, an archived version of the webcast and supporting materials will be available.

Preliminary Results

The estimates above represent the most current information available and do not present all information necessary for an understanding of the Company’s results of operations for the three months ended June 30, 2022. Valvoline has provided an estimate for the preliminary and unaudited results described above primarily because the Company’s financial closing procedures for the three months ended June 30, 2022 are not yet complete. As a result, there is a possibility that the Company’s final results will vary materially from these preliminary estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and review of the Company’s financial statements for the three months ended June 30, 2022 and the subsequent occurrence or identification of events prior to the formal issuance of the Company’s financial results for the three months ended June 30, 2022. Valvoline undertakes no obligation to update or supplement the information provided above until the Company releases its results of operations for the three months ended June 30, 2022.

Key Business Measures

Valvoline tracks its operating performance and manages its business using certain key measures, including system-wide store counts and SSS as well as lubricant volumes sold. Management believes these measures are useful to evaluating and understanding Valvoline’s operating performance and should be considered as supplements to, not substitutes for, Valvoline’s sales and operating income, as determined in accordance with U.S. GAAP.

Sales in the Retail Services segment are influenced by the number of service center stores and the business performance of those stores. Stores are considered open upon acquisition or opening for business. Temporary store closings remain in the respective store counts with only permanent store closures reflected in the activity and end of period store counts. SSS is defined as sales by U.S. Retail Services stores (company-operated, franchised and the combination of these for system-wide SSS), with new stores, including franchised conversions, excluded from the metric until the completion of their first full fiscal year in operation as this period is generally required for new store sales levels to begin to normalize.

Retail Services sales are limited to sales at company-operated stores, sales of lubricants and other products to independent franchise and Express Care operators, in addition to royalties and other fees from franchised stores. Although Valvoline does not recognize store-level sales from franchised stores as sales in its Statements of Consolidated Income, management believes system-wide and franchised SSS comparisons and store counts are useful to assess market position relative to competitors and overall store and segment operating performance.

Management believes lubricant volumes sold is a useful measure in evaluating and understanding the operating performance of the Global Products segment.

Use of Non-GAAP Measures

To supplement the financial measures prepared in accordance with U.S. GAAP, certain items herein are presented on an adjusted basis.

The following non-GAAP measures are included herein:

Adjusted EBITDA and Adjusted EPS. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, or more meaningful than, financial results determined in accordance with U.S. GAAP. Refer to Tables 1 and 2 herein for management’s definition of each non-GAAP measure and reconciliation to the most comparable U.S. GAAP measures.

Adjusted profitability measures enable comparison of financial trends and results between periods where certain items may vary independent of business performance. These adjusted measures exclude the impact of certain unusual, infrequent or non-operational activity not directly attributable to the underlying business, which management believes impacts the comparability of operational results between periods (“key items”).

Management believes the use of non-GAAP measures provide a useful supplemental presentation of Valvoline’s operating performance and allows for transparency with respect to key metrics used by management in operating the business and measuring performance.

Forward-Looking Statements

Certain statements in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the standalone Retail Services company and any other statements regarding Valvoline’s and Aramco’s future operations, financial or operating results, capital allocation, debt ratio, anticipated business levels, future earnings, dividend policy, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements are based on Valvoline’s current expectations, estimates, projections and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause Valvoline’s actual results to differ materially from those in the forward-looking statements include: uncertainties as to the timing of the sale of Global Products and the risk that the transaction may not be completed in a timely manner or at all, the possibility that any or all of the conditions to the consummation of the sale of Global Products may not be satisfied or waived, the effect of the announcement or pendency of the transaction on Valvoline’s ability to retain and hire key personnel and to maintain relationships with customers, supplier and other business partners, risks related to diverting management’s attention from Valvoline’s ongoing business operations, uncertainties as to Valvoline’s ability and the amount of time necessary to realize the expected benefits of the transaction, changes in the economic and financial conditions of Valvoline’s business and uncertainties and matters beyond the control of management and other factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of Valvoline’s most recently filed periodic reports on Forms 10-K and 10-Q, which are available on Valvoline’s website at http://investors.valvoline.com/sec-filings or on the SEC’s website at http://sec.gov. Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, unless required by law.

About Valvoline™

Valvoline Inc. (NYSE: VVV) is a global leader in vehicle care powering the future of mobility through innovative services and products for vehicles with electric, hybrid and internal combustion powertrains. Established in 1866, the Company introduced the world’s first branded motor oil and developed strong brand recognition and customer satisfaction ratings over the years across multiple service and product channels. The Company operates and franchises approximately 1,700 service center locations and is the No. 2 and No. 3 largest chain in the U.S. and Canada, respectively, by number of stores. With sales in more than 140 countries and territories, Valvoline’s solutions are available for every engine and drivetrain, including high-mileage and heavy-duty vehicles, and are offered at more than 80,000 locations worldwide. Creating the next generation of advanced automotive solutions, Valvoline has established itself as the world’s leading supplier of battery fluids to electric vehicle manufacturers, offering tailored products to help extend vehicle range and efficiency. To learn more, or to find a Valvoline service center near you, visit www.valvoline.com.

TM	Trademark, Valvoline or its subsidiaries, registered in various countries

FOR FURTHER INFORMATION

Investor Relations

Sean T. Cornett

+1 (859) 357-3155

ir@valvoline.com

Media Relations

Michele Gaither Sparks

+1 (859) 230-8097

michele.sparks@valvoline.com

FGS Global

Jamie Tully / Devin Broda / Warren Rizzi

(212) 687-8080

Valvoline-SVC@sardverb.com

Valvoline Inc. and Consolidated Subsidiaries	Table 1
RECONCILIATION OF NON-GAAP DATA - NET INCOME AND DILUTED EARNINGS PER SHARE
(In millions, except per share amounts - preliminary and unaudited)

Three months ended June 30
2022
Reported net income	$99

Adjustments:
Net pension and other postretirement plan income	(10)
Legacy and separation-related expenses	11
LIFO charge	8
Business interruption recovery	(2)

Total adjustments, pre-tax	7
Income tax benefit of adjustments	(2)

Total adjustments, after tax	5

Adjusted net income (a)	$104

Reported diluted earnings per share	$0.55
Adjusted diluted earnings per share (b)	$0.58

Weighted average diluted common shares outstanding	180

(a)	Adjusted net income is defined as net income adjusted for key items. Refer to “Use of Non-GAAP measures” in this press release for management’s definition of key items.
(b)	Adjusted diluted earnings per share is defined as earnings per diluted share calculated using adjusted net income.

Valvoline Inc. and Consolidated Subsidiaries	Table 2
RECONCILIATION OF NON-GAAP DATA - ADJUSTED EBITDA
(In millions - preliminary and unaudited)

Three months ended June 30
2022
Net income	$99
Add:
Income tax expense	30
Net interest and other financing expenses	19
Depreciation and amortization	25

EBITDA (a)	173
Key items:
Net pension and other postretirement plan income	(10)
Legacy and separation-related expenses	11
LIFO charge	8
Business interruption recoveries	(2)

Key items - subtotal	7

Adjusted EBITDA (a)	$180

(a)

EBITDA is defined as net income, plus income tax expense, net interest and other financing expenses, and depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for key items, as described in “Use of Non-GAAP Measures” within this press release.